                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                April 26, 1999


                        HERITAGE FINANCIAL CORPORATION
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         WASHINGTON                    0-29480                 91-1857900
----------------------------        -------------       ------------------------
(State or other jurisdiction         (Commission              IRS Employer
      of incorporation)              File Number)           Identification No.




                           205 Fifth Avenue S.W.
                               Olympia WA                       98501
              ----------------------------------------        --------
              (Address of principal executive officers:      (Zip Code)


      Registrant's telephone number, including area code: (360) 943-1500
                                                          --------------



ITEM 5 -- OTHER EVENTS

On April 26, 1999, Heritage Financial Corporation announced that its Board of Directors had authorized the purchase of up to 100,000 of its outstanding shares in the open market or in privately negotiated transactions. The news release regarding this repurchase is attached to this filing.
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ITEM 7 -- FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements -- not applicable

      (b)  Pro forma financial information -- not applicable

      (c)  Exhibits:

           99    News Release issued by Heritage, dated April 26, 1999



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 29, 1999

                                        HERITAGE FINANCIAL CORPORATION


                                        By: /s/ Donald V. Rhodes
                                           --------------------------------
                                           Donald V. Rhodes
                                           Chairman, President and
                                           Chief Executive Officer